Consolidated Statements of Comprehensive Income (Loss) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Consolidated Statements of Comprehensive Income (Loss)
Net income (loss)	¥ 1,306,081	$ 204,952	¥ (743,522)	¥ 863,759
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	(60,851)	(9,549)	(176,910)	61,601
Fair value fluctuation of available-for-sale investments, net of tax of nil (Note 4)			771	(797)
Total other comprehensive income (loss), net of tax	(60,851)	(9,549)	(176,139)	60,804
Comprehensive income (loss)	1,245,230	195,403	(919,661)	924,563
Less: comprehensive income (loss) attributable to non-controlling interests	(8,001)	(1,256)	1,727	34,558
Comprehensive income (loss) attributable to Noah Holdings Limited shareholders	¥ 1,253,231	$ 196,659	¥ (921,388)	¥ 890,005